Date: December 31, 1999                                     Note #: 0237945-9007

                                 MODIFICATION OF NOTE

It is agreed by the undersigned maker, for additional and valuable consideration, that maker's note of, Nortech Systems Inc. in the face amount of Two Hundred Sixty-Seven Thousand Seven Hundred and Seventy Dollars and 31/100, ($267,770.31) dated December 1, 1998, to which this modification is attached, is hereby modified as follows:

__X__ By alteration of the maturity date to January 1, 2001.

_____ By change of interest rate to __________ per annum, said modified rate to be effective on and after date hereof.

_____ By change of payment schedule to: ________________________________________

_____ By substitution, exchange or release of collateral as follows:
      __________________________________________________________________________


Except as above modified, the note is in all respects ratified and confirmed. Maker agrees that the correct balance is $190,535.09 with interest accruing on same from and after December 31, 1999.


                                        Nortech Systems Inc.

                                        /s/ Garry Anderly
                                        ------------------------------------
                                        Garry Anderly
                                        Vice President of Finance and
                                        Administration

Consented to by Norwest Bank Minnesota South, National Association

By: /s/ Barbara A. Smith
   ---------------------

Its: Senior Vice President

                    SECOND AMENDMENT OF $1,500,000 PROMISSORY NOTE


     This SECOND AMENDMENT OF $1,500,000 PROMISSORY NOTE made and entered into effective this 31st day of December, 1999, by and between Nortech Systems Incorporated and Nortech Medical Services, Inc. ("BORROWER") and Norwest Bank Minnesota South, N.A., formerly known as Norwest Bank North Country, N.A., a national banking association ("LENDER").

                                      RECITALS:

     1. Borrower executed and delivered that certain Variable Rate Commercial Promissory Note dated December 31, 1997 in the original principal amount of $1,500,000.00, payable to the order of Lender (the "$1,500,000 Note").

     2. The $1,500,000 Note was amended pursuant to an Amendment of $1,500,000 Promissory Note dated December 30, 1998 by and between Borrower and Lender.

     3. The parties desire to enter into this modification agreement to amend and modify the Interest Rate and Maturity Date under the $1,500,000 Note.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. The Interest Rate under the $1,500,000 Note shall be and hereby is amended to be calculated at a variable rate equal to zero percent (0%) per annum over the Index Rate.

     2. The Index Rate under the $1,500,000 Note shall be and hereby is amended to be the prime rate as quoted in the WALL STREET JOURNAL and in effect as of the date of rate change.

     3. The Maturity Date under the $1,500,000 Note shall be and hereby is amended to be the date of January 1, 2001, and all outstanding principal and accrued interest shall be due and payable in full on such date.

Dated: December 31, 1999      NORWEST BANK MINNESOTA SOUTH, N.A.

                                 By:  /s/ Barbara A. Smith
                                      -------------------------------------
                                    Its Sr. Vice President
                                        --------------------------------


Dated: December 31, 1999      NORTECH SYSTEMS INCORPORATED

                                 By:  /s/ Garry Anderly
                                      -------------------------------------
                                    Its Sr. V.P. Corporate Financial [ILLEGIBLE]
                                        --------------------------------


Dated: December 31, 1999      NORTECH MEDICAL SERVICES, INC.

                                 By:  /s/ Garry Anderly
                                      -------------------------------------
                                    Its Sr. V.P. Corporate Financial [ILLEGIBLE]
                                        --------------------------------

                                       CONSENT

     The undersigned being Guarantor of the above-referenced $1,500,000 Note pursuant to that certain Commercial Continuing Guaranty (Limited) dated December 31, 1997 in favor of Norwest Bank Minnesota South, N.A., formerly known as Norwest Bank North Country, N.A., as amended by an Amendment of Guaranty dated December 30, 1998 by Norwest Bank Minnesota south, N.A., does hereby consent to the foregoing Second Amendment of $1,500,000 Note.


                                   /s/ Myron Kunin
                                   -------------------------
                                   Myron Kunin

                                       CONSENT

     The undersigned being Guarantor of the above-referenced $1,500,000 Note pursuant to that certain Commercial Continuing Guaranty (Limited) dated December 31, 1997 in favor of Norwest Bank Minnesota South, N.A., formerly known as Norwest Bank North Country, N.A., does hereby consent to the foregoing Second Amendment of $1,500,000 Note.

                                   Curtis Squire, Inc.

                              By:  /s/ Myron Kunin
                                   -------------------------
                                   Myron Kunin, Chairman

                    SECOND AMENDMENT OF $5,000,000 PROMISSORY NOTE


     This SECOND AMENDMENT OF $5,000,000 PROMISSORY NOTE made and entered into effective this 31st day of December, 1999, by and between Nortech Systems Incorporated and Nortech Medical Services, Inc. ("BORROWER") and Norwest Bank Minnesota South, N.A., formerly known as Norwest Bank North Country, N.A., a national banking association ("LENDER").

                                      RECITALS:

     1. Borrower executed and delivered that certain Commercial/Agricultural Revolving Note Variable Rate dated December 31, 1997 in the original principal amount of $3,000,000.00 (the "$5,000,000 Note").

     2. The $5,000,000 Note was amended pursuant to an Amendment of $3,000,000 Promissory Note dated December 30, 1998 by and between Borrower and Lender to, among other things, increase the original principal amount to $5,000,000.00.

     3. The parties desire to enter into this modification agreement to amend and modify the Interest Rate and Maturity Date under the $5,000,000 Note.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. The Interest Rate under the $5,000,000 Note shall be and hereby is amended to be calculated at a variable rate equal to zero percent (0%) per annum over the Index Rate.

     2. The Index Rate under the $5,000,000 Note shall be and hereby is amended to be the prime rate as quoted in the WALL STREET JOURNAL and in effect as of the date of rate change.

     3. The Maturity Date under the $5,000,000 Note shall be and hereby is amended to be the date of January 1, 2001, and all outstanding principal and accrued interest shall be due and payable in full on such date.

Dated: December 31, 1999           NORWEST BANK MINNESOTA SOUTH, N.A.

                                        By:  /s/ Barbara A. Smith
                                           -------------------------------------
                                             Its Sr. Vice President
                                                --------------------------------


Dated: December 31, 1999           NORTECH SYSTEMS INCORPORATED

                                        By:  /s/ Garry Anderly
                                           -------------------------------------
                                             Its Sr. V.P. Corporate [ILLEGIBLE]
                                                --------------------------------


Dated: December 31, 1999           NORTECH MEDICAL SERVICES, INC.

                                        By:  /s/ Garry Anderly
                                           -------------------------------------
                                             Its Sr. V.P. Corporate [ILLEGIBLE]
                                                --------------------------------

                          SIXTH AMENDMENT TO LOAN AGREEMENT

     This Sixth Amendment is made and entered into as of December 31, 1999, by and among Norwest Bank Minnesota South, N.A., a national banking association, formerly known as Norwest Bank North Country, N.A. and as Northern National Bank ("Lender"), Nortech Systems Incorporated, a Minnesota corporation ("Systems"), and Nortech Medical Services, Inc., a Minnesota corporation ("Medical"; which together with Systems shall hereinafter be referred to collectively as "Borrower").

                                       RECITALS

     A. Borrower and Lender are parties to a Commercial Loan Agreement dated December 29, 1995 (the "Original Loan Agreement"), in connection with which Lender extended certain financial accommodations to Borrower.

     B. The Original Loan Agreement was amended pursuant to an Amendment to Loan Agreement dated November 4, 1996, by and between Systems and Lender (the "First Amendment"), a Second Amendment to Loan Agreement, dated as of December 31, 1996, by and among Systems, Medical and Lender (the "Second Amendment"), a Third Amendment to Loan Agreement, dated as of December 31, 1997, by and among Systems, Medical and Lender (the "Third Amendment"), a Fourth Amendment to Loan Agreement dated as of September 29, 1998, by and among Systems Medical and Lender (the "Fourth Amendment"), and a Fifth Amendment to Loan Agreement dated as of December 30, 1998 (the "Fifth Amendment") which together with the Original Loan Agreement, the First Amendment, the Second Amendment, the Third Amendment, and the Fourth Amendment shall hereinafter be referred to collectively as the "Loan Agreement").

     C. By this Sixth Amendment, Borrower and Lender wish to amend certain terms of the Loan Agreement.

     NOW, THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, Lender, and Systems agree as follows:

I.   Schedule A to the Loan Agreement is amended to read as follows:


TYPE        INTEREST   PRINCIPAL   FUNDING/    MATURITY     CUSTOMER  LOAN
OF          RATE       AMOUNT/     AGREEMENT   DATE         NUMBER    NUMBER
LOAN                   CREDIT      DATE
                       LIMIT
Revolving  Variable    $5,000,000  12/31/97    01/01/01     237945
Term       Variable    $510,000    12/29/95    01/01/01     237945    9003
Term       Variable    $640,000    12/29/95    01/01/01     237945    9004
Term       Variable    $500,000    12/31/97    01/01/01     237945    9009
Term       Variable    $1,500,000  12/31/97    01/01/01     237945
Term       Fixed       $300,000    09/24/93    04/30/00     237945    9008
Draw       Variable    $400,000    11/25/96    01/01/01     237945    9007
Term       Variable    $125,000    03/18/93    04/01/00     237945    9002


     2. Paragraph I.5 of the Financial Covenants Schedule of the Loan Agreement is amended to read as follows:

          I.1 "CURRENT RATIO. A ratio of total current assets to total liabilities of not less than 1.3:1.0"

          "DEBT TO WORTH. A ratio of total liabilities to tangible net worth of not greater than 2.75:1.0"

     3. Paragraph III of the Financial Covenants Schedule of the Loan Agreement shall be amended to read as follows:

          "CASH FLOW COVERAGE; Borrower shall maintain a minimum cash-flow-to-debt service coverage ratio calculated including the cash effect of discontinued operations of 1.0:1.0. (Effect of discontinued operations shall be included only as long as such discontinued operation continues to be owned by the Borrower.) The ratio shall be calculated as net income after taxes + interest expense + depreciation/amortization expense + non-cash tax expense - dividends divided by all principal + interest payable during the time period being measured. In addition, the Borrower shall maintain a minimum cash-flow-to-debt service coverage ratio as calculated above, but excluding the effect of discontinued operations of 1.5:1.0."

     4.   Schedule B of the Loan Agreement is amended to add the following Loan
          Documents:

          "Sixth Amendment to Loan Agreement
          Second Amendment of $5,000,000 Promissory Note
          Second Amendment of $1,500,000 Promissory Note"

     5. All the terms, covenants and conditions of the Loan Agreement remain in full force and effect except as specifically modified herein.

     IN WITNESS WHEREOF, the parties have executed this Sixth Amendment to Loan Agreement as of the day and year first above written.


                                   NORWEST BANK MINNESOTA SOUTH,
                                   N.A., A NATIONAL BANKING ASSOCIATION

                                   By: /s/ Barbara A. Smith
                                        Its: Sr. Vice President


                                   NORTECH SYSTEMS INCORPORATED,
                                   A MINNESOTA CORPORATION

                                   By: /s/ Garry Anderly
                                        Its: Sr. V.P. Corporate [ILLEGIBLE]


                                   NORTECH MEDICAL SERVICES, INC.
                                   A MINNESOTA CORPORATION

                                   By: /s/ Garry Anderly
                                        Its: Sr. V.P. Corporate [ILLEGIBLE]

[LOGO]                                                           COMMERCIAL NOTE
--------------------------------------------------------------------------------
Borrower's Name                                        Date
Nortech Systems Incorporated                           12/31/1999
--------------------------------------------------------------------------------
PROMISE TO PAY: FOR VALUE RECEIVED, THE UNDERSIGNED BORROWER (IF MORE THAN ONE, JOINTLY AND SEVERALLY) PROMISE(S) TO PAY TO THE ORDER OF Norwest Bank Minnesota South National Association (THE "BANK"), AT 201 3rd Street N.W. Bemidji, MN 56601 OR AT ANY OTHER PLACE DESIGNATED OR ANY TIME BY THE HOLDER OF THIS PROMISSORY NOTE (THE "NOTE") IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL SUM OF Five Hundred Thousand and 0/100 DOLLARS ($500,000.00), TOGETHER WITH INTEREST ON THE UNPAID PRINCIPAL AMOUNT IN ACCORDANCE WITH THE REPAYMENT TERMS SET FORTH BELOW. INTEREST: INTEREST ON THIS NOTE, CALCULATED ON THE BASIS OF ACTUAL DAYS ELAPSED IN A 360 DAY YEAR, WILL ACCRUE AS FOLLOWS (CHOOSE ONE OF THE FOLLOWING):

/X/ ON THE UNPAID PRINCIPAL AMOUNT OF THIS NOTE AT THE NOTE RATE.
/ / ON THE UNPAID PRINCIPAL AMOUNT OF THIS NOTE AT THE _______ OF THE NOTE RATES
    SELECTED AT ANY TIME.
/ / ON THE UNPAID PRINCIPAL AMOUNT OF THIS NOTE:
     UP TO AND INCLUDING $________ AT THE NOTE RATE.
     FROM $__________ TO AND INCLUDING $__________ AT THE NOTE RATE __________%.
     FROM $__________ TO AND INCLUDING $__________ AT THE NOTE RATE __________%.
     IN EXCESS OF $____________ AT THE NOTE RATE __________%.
/ / IF THE UNPAID PRINCIPAL AMOUNT OF THIS NOTE:
     IS NOT IN EXCESS OF $_________ AT THE NOTE RATE.
     IS EQUAL TO OR GREATER THAN $________ BUT NOT IN EXCESS OF $________ AT
     THE NOTE RATE _________%.
     IS EQUAL TO OR GREATER THAN $________ BUT NOT IN EXCESS OF $________ AT
     THE NOTE RATE _________%.
     IS EQUAL TO OR GREATER THAN $________ AT THE NOTE RATE _________%.
NOTE RATE: THE NOTE RATE UNDER THIS NOTE SHALL BE (CHOOSE THE APPLICABLE NOTE RATE(S)):
/ / AN ANNUAL RATE OF _____% (THE "NOTE RATE"),
/X/ AN ANNUAL RATE /X/ EQUAL TO THE INDEX RATE, OR / / ______%_____ THE INDEX
    RATE, OR / / _____% OF THE INDEX RATE, /X/ FROM TIME TO TIME IN EFFECT, EACH CHANGE IN THE INTEREST RATE TO BECOME EFFECTIVE ON THE DAY THE CORRESPONDING CHANGE IN THE INDEX RATE BECOMES EFFECTIVE, OR
    / / _______________________________________________________________________.
    WITH AN INITIAL INTEREST RATE EQUAL TO 8.500% (THE "NOTE RATE").

/ / AN ANNUAL RATE AS SET FORTH IN THE INTEREST RATE ADDENDUM ATTACHED TO
    THIS NOTE (THE "NOTE RATE").
PROVIDED THAT IF THIS NOTE HAS A VARIABLE RATE OF INTEREST. / / THE NOTE RATE SHALL AT NO TIME BE LESS THAN AN ANNUAL RATE OF _____%, AND
/ / SHALL AT NO TIME EXCEED AN ANNUAL RATE OF _____%. IN NO EVENT SHALL THE RATE OF INTEREST APPLICABLE TO THIS NOTE UNDER ANY TERM OR CONDITION EXCEED THE MAXIMUM RATE PERMITTED BY LAW.
/X/ "INDEX RATE" MEANS / / THE "BASE RATE" WHICH IS THE RATE OF INTEREST ESTABLISHED BY
________________________________________ FROM TIME TO TIME AS ITS "BASE" OR
"PRIME" RATE, OR
 /X/ THE "WALL STREET RATE" WHICH IS THE HIGHEST "PRIME" RATE OF INTEREST REPORTED IN THE WALL STREET JOURNAL "MONEY RATES" TABLE, OR
 / / THE _______________________________________________________________________
         _______________________________________________________________________
REPAYMENT TERMS: UNLESS PAYABLE SOONER AS A RESULT OF ITS ACCELERATION, THE BORROWER PROMISES TO PAY THIS NOTE AS FOLLOWS (CHOOSE THE APPLICABLE REPAYMENT
TERM):

 PRINCIPAL. PRINCIPAL SHALL BE PAYABLE:
 / / ON THE EARLIER OF DEMAND OR ____________ (THE "DUE DATE").
 /X/ ON 01/01/2001 (THE "DUE DATE").
 INTEREST. INTEREST SHALL BE PAYABLE;
 / / ON THE DUE DATE.
 /X/ monthly, COMMENCING 01/31/2000 AND ON THE last DAY OF EACH SUCCEEDING month AND ON THE DUE DATE.
     UNLESS APPLICABLE LAW REQUIRES THE BANK TO APPLY AMOUNTS IN SOME OTHER MANNER, ALL PAYMENTS SHALL BE APPLIED FIRST IN PAYMENT OF BILLED INTEREST, THEN TO THE PAYMENT OF ANY OUTSTANDING LATE FEES, AND THE BALANCE THEREOF SHALL BE APPLIED IN REDUCTION OF THE PRINCIPAL AMOUNT OUTSTANDING, PROVIDED HOWEVER, THAT IF AN EVENT OF DEFAULT HAS OCCURRED THEN ALL PAYMENTS WILL BE APPLIED AS DIRECTED BY THE BANK, IN ITS SOLE DISCRETION.
 "DUE DATE" MEANS THE MATURITY DATE OF THIS NOTE WHETHER IT IS THE STATED MATURITY DATE OR AN EARLIER DATE BY REASON OF ACCELERATION OR DEMAND.

/X/ REVOLVING LINE. THE BORROWER MAY BORROW, PREPAY, AND REBORROW UNDER THIS
    NOTE UNTIL THE DUE DATE WITHIN THE LIMITS OF THIS NOTE, AND SUBJECT TO THE TERMS AND CONDITIONS IN ANY OTHER AGREEMENTS BETWEEN THE BORROWER AND THE BANK.
/X/ CONDITIONAL LINE. ANY ADVANCES MADE UNDER THIS NOTE SHALL BE AT THE SOLE
    DISCRETION OF THE BANK AND THE BANK IS NOT OBLIGATED TO MAKE ANY ADVANCE UNDER THIS NOTE.
/X/ LATE FEE: EACH TIME THAT A SCHEDULED PAYMENT IS NOT PAID WHEN DUE OR WITHIN
    10 DAYS AFTERWARDS, THE BORROWER AGREES TO PAY A LATE FEE EQUAL TO /X/ $50.00, OR / / ______% OF THE FULL AMOUNT OF THE LATE PAYMENT, OR / / THE _____ OF $__________ OR _______% OF THE FULL AMOUNT OF THE LATE PAYMENT. ACCEPTANCE BY THE BANK OF ANY LATE FEE SHALL NOT CONSTITUTE A WAIVER OF ANY DEFAULT HEREUNDER.
/ / OTHER FEES: / / THE BORROWER SHALL PAY TO THE BANK / / A NONREFUNDABLE,
    ONE-TIME ORIGINATION FEE EQUAL TO $__________ AND/OR
    / / A NON-REFUNDABLE, ONE-TIME ____________ EQUAL TO $______________ AT THE TIME THIS NOTE IS SIGNED.
    / / THE BORROWER SHALL PAY TO THE BANK A(N) ____________ EQUAL TO / / $_____________, OR / / ________% PER ANNUM (CALCULATED ON THE BASIS OF ACTUAL DAYS ELAPSED IN A ___ DAY YEAR) OF THE / / AVERAGE DAILY UNUSED PORTION, / / MAXIMUM PRINCIPAL AMOUNT OF THE LINE EVIDENCED BY THIS NOTE, PAYABLE ___________, IN _________, COMMENCING _______________ AND ON THE
    _________ DAY OF EACH SUCCEEDING ____________ AND ON THE DUE DATE.

/ / ADDITIONAL INTEREST BEFORE AND AFTER THE DUE DATE: EACH TIME THAT A SCHEDULED PAYMENT IS NOT PAID WHEN DUE OR WITHIN ___ DAYS AFTERWARD,
    ADDITIONAL INTEREST WILL BEGIN ACCRUING ON THE NEXT CALENDAR DAY ON THE ENTIRE UNPAID PRINCIPAL AMOUNT OF THIS NOTE AT AN ANNUAL RATE OF _______% IN EXCESS OF THE NOTE RATE ("ADDITIONAL INTEREST RATE"). ACCEPTANCE BY THE BANK OF ADDITIONAL INTEREST SHALL NOT CONSTITUTE A WAIVER OF ANY DEFAULT HEREUNDER. THE UNPAID PRINCIPAL AND INTEREST DUE ON THIS NOTE AFTER THE DUE DATE SHALL BEAR INTEREST UNTIL PAID AT THE ADDITIONAL INTEREST RATE (EXCEPT IN NORTH DAKOTA.)
PREPAYMENT: THE BORROWER MAY AT ANY TIME PREPAY THIS NOTE, IN WHOLE OR IN PART AND ANY PREPAYMENTS SHALL BE APPLIED AGAINST OUTSTANDING PRINCIPAL ONLY AFTER ALL BILLED INTEREST AND ANY OUTSTANDING LATE FEES HAVE BEEN PAID IN FULL.
SECURITY: IN ADDITION TO ANY OTHER COLLATERAL INTEREST GIVEN TO THE BANK PREVIOUSLY, NOW, OR IN THE FUTURE, BY SEPARATE AGREEMENTS NOT REFERENCED HEREIN, WHICH STATES IT IS GIVEN TO SECURE THIS NOTE OR ALL INDEBTEDNESS OF THE BORROWER TO THE BANK, THIS NOTE IS SECURED WITH A(N)
Security Agreement DATED 12/01/1998.
DEFAULT AND ACCELERATION: BORROWER WILL BE IN DEFAULT UNDER THIS NOTE IF:
(I) THE BORROWER FAILS TO PAY WHEN DUE ANY PRINCIPAL, INTEREST OR OTHER AMOUNTS DUE UNDER THIS NOTE, OR (ii) THE BORROWER FAILS TO PERFORM OR OBSERVE ANY TERM OR COVENANT OF THIS NOTE OR ANY RELATED DOCUMENTS OR PERFORM UNDER ANY OTHER AGREEMENT WITH THE BANK, OR (iii) THE BORROWER OR ANY SUBSIDIARY FAILS TO PERFORM OR OBSERVE ANY AGREEMENT WITH ANY OTHER CREDITOR THAT RELATES TO INDEBTEDNESS OR CONTINGENT LIABILITIES WHICH WOULD ALLOW THE MATURITY OF SUCH INDEBTEDNESS OR OBLIGATION TO BE ACCELERATED, OR (iv) THE BORROWER CHANGES ITS LEGAL FORM OF ORGANIZATION, OR (v) ANY REPRESENTATION OR WARRANTY MADE BY THE BORROWER IN APPLYING FOR THE LOAN EVIDENCED BY THIS NOTE IS UNTRUE IN ANY MATERIAL RESPECT, OR (vi) A GARNISHMENT, LEVY OR WRIT OF ATTACHMENT, OR ANY LOCAL, STATE OR FEDERAL NOTICE OF TAX LIEN OR LEVY IS SERVED UPON THE BANK FOR THE ATTACHMENT OF PROPERTY OF THE BORROWER OR ANY SUBSIDIARY THAT IS IN THE BANK'S POSSESSION OR FOR INDEBTEDNESS OWED

SIGNATURES
--------------------------------------------------------------------------------
BORROWER'S NAME
Nortech Systems Incorporated

--------------------------------------------------------------------------------
SIGNATURE                               SIGNATURE
X /s/ Garry Anderly                     X
--------------------------------------------------------------------------------
NAME AND TITLE (IF APPLICABLE)          NAME AND TITLE (IF APPLICABLE)
Garry Anderly, Vice President of
Finance and Administration
--------------------------------------------------------------------------------
SIGNATURE                               SIGNATURE
X                                       X
--------------------------------------------------------------------------------
NAME AND TITLE (IF APPLICABLE)          NAME AND TITLE (IF APPLICABLE)

--------------------------------------------------------------------------------
STREET ADDRESS                          CITY, STATE, ZIP CODE
4050 Norris Court                       Bemidji, MN 56601-8712
--------------------------------------------------------------------------------
LOAN PURPOSE: /X/ Business, AND/OR / / THIS NOTE IS GIVEN AS REPLACEMENT FOR, AND NOT IN SATISFACTION OF PROMISSORY NOTE GIVEN BY THE BORROWER TO THE BANK DATED ___________________.